8. RECOVERABLE TAXES (Tables)	12 Months Ended
Dec. 31, 2020
Recoverable Taxes
Schedule of recoverable taxes
		Consolidated
	12/31/2020	12/31/2019
State Value-Added Tax	1,002,926	1,109,887
Brazilian federal contributions (1)	1,417,081	2,230,793
Other taxes	123,939	61,675
	2,543,946	3,402,355

Classified:
Current	1,605,494	1,282,415
Non-current	938,452	2,119,940
	2,543,946	3,402,355

1.	Refers mainly to PIS / COFINS (VAT Federal) all to be recovered and income tax and social contribution to be offset. In respect to PIS and COFINS to be recoverable on September 20, 2018, the writ of mandamus and special appeal filed in 2006, in which CSN and the Federal Union are parties, related to the discussion about the non-inclusion of ICMS in the PIS and COFINS calculation basis, was judged in final court decision, confirmed the right of CSN to offset the amounts unduly paid as a result of the PIS and COFINS base being increased by the inclusion of ICMS in the period from 2001 to 2014.